Exhibit 10.2

WAIVER AND CONSENT TO CREDIT AGREEMENT

WAIVER AND CONSENT (this “Waiver”), dated as of April 10, 2014, among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), MOMENTIVE PERFORMANCE MATERIALS GMBH (formerly known as BLITZ 06-103 GMBH), a company organized under the laws of Germany (the “German Borrower”), MOMENTIVE PERFORMANCE MATERIALS NOVA SCOTIA ULC, an unlimited company incorporated under the laws of the Province of Nova Scotia (Canada) (the “Canadian Borrower”, and, together with the U.S. Borrower and the German Borrower, the “Borrowers”), the Lenders party hereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent under the Second Amended and Restated Credit Agreement, dated as of April 24, 2013, among Holdings, Intermediate Holdings, the Borrowers, the Lender and the Administrative Agent (as amended and modified from time to time prior to the date hereof, the “Existing Credit Agreement”), JPMORGAN CHASE BANK, N.A., as the applicable first-lien agent under the ABL Intercreditor Agreement (as defined below) (in such capacity, the “Applicable First-Lien Agent”) and JPMORGAN CHASE BANK, N.A., as the authorized representative for the credit agreement secured parties under the First Lien Intercreditor Agreement (as defined below).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made extensions of credit to the Borrowers pursuant to the terms of the Existing Credit Agreement;

WHEREAS, the Borrowers have notified the Administrative Agent of their inability to deliver the financial statements required to be delivered under Section 5.04(b) of the Existing Credit Agreement (a) within the time period set forth therein and (b) without a qualification as to the going concern as set forth therein;

WHEREAS, the Borrowers have notified the Administrative Agent of the probability of Holdings and its Domestic Subsidiaries commencing a proceeding and filing a petition seeking relief under certain Debtor Relief Laws of the United States;

WHEREAS, Holdings, Intermediate Holdings, the Borrowers, certain Subsidiaries of the Borrowers, JPMorgan Chase Bank, N.A., as the ABL Facility Collateral Agent (as defined therein), the Applicable First-Lien Agent and JPMorgan Chase Bank, N.A., as First-Lien Collateral Agent (as defined therein) are parties to that certain ABL Intercreditor Agreement, dated as of April 24, 2013 (as amended and modified from time to time prior to the date hereof, the “ABL Intercreditor Agreement”);

WHEREAS, JPMorgan Chase Bank, N.A., as the collateral agent for the First Lien Secured Parties (as defined therein), JPMorgan Chase Bank, N.A., as authorized representative for the Credit Agreement Secured Parties (as defined therein) and as authorized representative for the Controlling Secured Party (as defined therein) (in such capacity, the “Controlling Secured

Party”) and The Bank of New York Mellon Trust Company, N.A., as authorized representative for the Initial Other First Lien Secured Parties (as defined therein) are parties to that certain First Lien Intercreditor Agreement, dated as of November 16, 2012 (as amended and modified from time to time prior to the date hereof, the “First Lien Intercreditor Agreement”);

WHEREAS, the Lenders constituting the “Required Lenders” have agreed to provide a waiver of certain Defaults and Events of Defaults under the Existing Credit Agreement; and

WHEREAS, each of the Applicable First-Lien Agent and the Controlling Secured Party has agreed to consent to certain actions to be taken in connection with the commencement of the proceeding and filing of the petition seeking relief under certain Debtor Relief Laws of the United States, subject to the terms and conditions set forth below.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Existing Credit Agreement.

SECTION 2. Waiver of Financial Statement Defaults. Upon the First Effective Date (as defined in Section 3 hereof), the Lenders constituting the “Required Lenders” hereby (a) waive any Default and Event of Default that may arise as a result of the Borrowers’ failure to deliver the financial statements for the fiscal year ended December 31, 2013 that are required to be delivered under Section 5.04(b) of the Existing Credit Agreement within the time period specified therein; provided that the foregoing waiver shall terminate on April 30, 2014, unless such financial statements have been delivered to the Administrative Agent on or prior to such date and (b) permanently waive any Default and Event of Default that may arise as a result of the Borrowers’ delivery of the financial statements for the fiscal year ended December 31, 2013 that are required to be delivered under Section 5.04(b) of the Existing Credit Agreement with an opinion of its accountant containing a qualification as to the status of Intermediate Holdings and certain of its Material Subsidiaries as a going concern or statements made in the Form 12(b)-25 filed with the Securities and Exchange Commission.

SECTION 3. Conditions to Effectiveness of the Waivers in Section 2. The effectiveness of the Waiver set forth in Section 2 is subject to the receipt by the Administrative Agent (or its counsel) from each party hereto either (a) a counterpart of this Waiver signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent and the Designated Lender (which may include telecopy or electronic transmission of a signed signature page of this Waiver) that such party has signed a counterpart of this Waiver (the date on which such condition has been satisfied is referred to herein as the “First Effective Date”).

SECTION 4. Waiver of certain Insolvency Events. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof:

(a) Waiver of Bankruptcy Defaults. The Lenders constituting the “Required Lenders” hereby waive (i) any Default or Event of Default that may arise under Section 7.01(i) of the Existing Credit Agreement solely as a result of Holdings and its Domestic Subsidiaries (and excluding, for the avoidance of doubt, the Canadian Borrower, the German Borrower and each Foreign Subsidiary of Holdings) commencing a proceeding and filing a petition seeking relief under certain Debtor Relief Laws of the United States, (ii) any Default or Event of Default that may arise under the Existing Credit Agreement that is attributable to the foregoing action or resulting from the failure of Holdings or its Domestic Subsidiaries to take actions which such Person is prohibited from taking by law by virtue of such Person’s status as a debtor in such proceeding and (iii) any Default or Event of Default that may arise under Section 7.01(f) of the Existing Credit Agreement as a result of any Default or Event of Default arising under the foregoing clauses (i) and (ii).

(b) Waiver of Automatic Acceleration. The Lenders constituting the “Required Lenders” hereby agree, solely with respect to the Canadian Borrower, the German Borrower and each Foreign Subsidiary of Holdings, that (i) (A) the Commitments shall not automatically terminate but shall be automatically reduced to a Revolving Facility Commitment of $19,950,000.00 with a $5,000,000.00 Commitment to the U.S. Borrower and a $14,950,000.00 Commitment to the German Borrower, (B) the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Canadian Borrower, the German Borrower and each Foreign Subsidiary of Holdings accrued under the Existing Credit Agreement and the other Loan Documents shall not become immediately due and payable upon the commencement of a proceeding or filing of a petition by Holdings and its Domestic Subsidiaries seeking relief under certain Debtor Relief Laws of the United States notwithstanding anything to the contrary set forth in Section 7.01 of the Existing Credit Agreement and (ii) such Loans and other amounts shall continue to be due and payable by the Canadian Borrower, the German Borrower and each Foreign Subsidiary of Holdings in accordance with the terms and conditions of the Existing Credit Agreement as would have been required had such proceeding not been commenced or such petition not been filed and (iii) no remedies shall be exercised with respect to Collateral pledged by the Loan Parties subject to a Foreign Collateral Document or any Collateral pledged by the Canadian Borrower, the German Borrower or any Foreign Subsidiary of Holdings as a result of the Events of Default that are waived under clause (a) above.

(c) Exceptions. Notwithstanding the waivers set forth in clauses (a) and (b), such waivers shall terminate and the Administrative Agent and the Lenders hereby reserve any and all of their rights to proceed to protect and enforce their rights and remedies as a result of any such Events of Default if (i) Holdings and its Domestic Subsidiaries do not confirm a plan of reorganization that provides for the payment in full in cash of the Obligations on the earlier of the effective date of such plan or within 300 days of the date of the filing, (ii) Holdings or its Domestic Subsidiaries files a plan of reorganization that fails to provide for the payment in full in cash of the Obligations on the effective date of such plan, (iii) a Chapter 11 case filed by Holdings or its Domestic Subsidiaries is converted to a case under Chapter 7 of the Bankruptcy Code or is dismissed, (iv) an order approving on an interim basis the Acceptable DIP Financing (as defined in Section 5(a) below) is not entered within 6 days after commencement of the Chapter 11 case filed by Holdings and its Domestic Subsidiaries, (v) a final order approving the Acceptable DIP Financing is not entered within 65 days after commencement of the Chapter 11 case filed by Holdings and its Domestic Subsidiaries, (vi) there is an event of default in connection with the Acceptable DIP Financing that is not cured or waived within 5 business days after the occurrence thereof, (vii) a Chapter 11 trustee or an examiner with expanded powers to manage, operate, or otherwise exercise control over the estates of Holdings or any of its

Domestic Subsidiaries is appointed in any of their Chapter 11 cases, (viii) the capital commitments obtained by Holdings in connection with commencement of the Chapter 11 case (including the Acceptable DIP Financing and exit financing, and backstopped equity rights offering commitments described in Section 10(b)) shall be materially modified or rescinded without the consent of the Administrative Agent and the Required Lenders or shall expire by its terms, or (ix) the German Borrower shall have at the end of any week less than 3 million Euros of unrestricted cash plus available amounts under lines of credit (the “German Liquidity Covenant”). With respect to clause (ix) in the preceding sentence, the German Borrower shall provide the Administrative Agent and the Lenders with a report on Tuesday of each week of its liquidity position as of the end of the immediately preceding week and shall notify the Administrative Agent in writing within 3 business days that it does not meet the German Liquidity Covenant and that such failure remains outstanding and has not been cured. Any such action, if taken, shall in no event constitute a waiver or other impairment of any other rights and remedies the Lenders and the Administrative Agent have or in respect of the Existing Credit Agreement and the other Loan Documents or arising by contract or applicable law or otherwise, all of such rights and remedies being cumulative and not exclusive.

(d) Reservation. The Administrative Agent and the Lenders hereby reserve any and all of their rights to proceed to protect and enforce their rights and remedies as a result of any Events of Default that are not waived under clauses (a) and (b) above. Any reference in this Waiver to the Acceptable DIP Financing or any order approving such financing does not constitute consent by the Administrative Agent or any Lender to any term or provision thereof that is inconsistent with the terms and provisions of this Waiver.

(e) Direction. The Designated Lender hereby directs the Applicable First Lien Agent and the Controlling Secured Party to execute this Waiver and to take any action required pursuant to this Waiver in accordance with the terms herein.

SECTION 5. Consent to certain Insolvency Events. Upon the Effective Date (as defined in Section 6 hereof):

(a) Applicable First-Lien Agent Consent to DIP Facility. Pursuant to Section 2.06(b)(ii) of the ABL Intercreditor Agreement, the Applicable First-Lien Agent, in connection with the DIP Financing (as defined in the ABL Intercreditor Agreement) to be incurred in connection with Holdings and its Domestic Subsidiaries commencing a proceeding and filing a petition seeking relief under certain Debtor Relief Laws of the United States, hereby consents to (i) such DIP Financing so long as the terms and conditions of such DIP Financing are consistent in all material respects with the commitment letter attached hereto as Exhibit A (the “Acceptable DIP Financing”), subject to changes that do not increase the principal amount thereof (other than incrementally in an aggregate amount not to exceed $100,000,000.00), increase the interest rate or fees (other than pursuant to any flex pricing described therein), extend the maturity date, or increase the amount of the carve-out (other than as adjusted by final order of the Bankruptcy Court to provide for the reasonable fees and expenses of a statutory committee), (ii) the use of any cash collateral constituting Notes Priority Collateral (as defined in the ABL Intercreditor Agreement, but excluding any Foreign Notes Priority Collateral as defined therein) subject to the entry by the court of a debtor in possession financing and cash collateral order substantially in the form of Exhibit B attached hereto, (iii) the granting of any Lien on such Notes Priority

Collateral, and (iv) the granting of any Lien on the ABL Priority Collateral (as defined in the ABL Intercreditor Agreement) in connection therewith, which Liens (in each of case (iii) and (iv)) may be senior to or pari passu with the Liens of the First-Lien Secured Parties (as defined in the ABL Intercreditor Agreement) on such Notes Priority Collateral or ABL Priority Collateral, as applicable. Notwithstanding the foregoing, it is understood and agreed that (A) the foregoing shall not apply with respect to the Liens on the Foreign Notes Priority Collateral or any other Notes Priority Collateral or the ABL Priority Collateral pledged by the German Borrower, the Canadian Borrower or any Foreign Subsidiary of Holdings (the “Foreign Loan Parties”), (B) with respect to the Foreign Loan Parties, the Liens on the ABL Priority Collateral and the Notes Priority Collateral securing the ABL Obligations and the First-Priority Lien Obligations (each as defined in the ABL Intercreditor Agreement), as applicable, shall remain in place as perfected security interests in such Collateral, with the priorities set forth in the ABL Intercreditor Agreement with respect thereto, and will not be affected by the foregoing, (and upon the ABL Facility Collateral Agent’s (as defined in the ABL Intercreditor Agreement) reasonable request (after consultation with counsel), and at the sole expense of the Loan Parties, the Applicable First-Lien Agent and Lenders agree to promptly and duly execute and deliver further instruments and documents to evidence under the applicable foreign laws the perfection of such security interests in the Collateral and the priorities set forth in the ABL Intercreditor Agreement with respect thereto), (C) the Existing Credit Agreement shall continue to constitute First-Priority Lien Obligations under the ABL Intercreditor Agreement with respect to the Foreign Loan Parties and only the First-Lien Collateral Agent shall have a first priority Lien on the Foreign Notes Priority Collateral and (D) the Acceptable DIP Financing to be incurred in connection with Holdings and its Domestic Subsidiaries commencing a proceeding and filing a petition seeking relief under certain Debtor Relief Laws of the United States (of which the Foreign Loan Parties will be party) will constitute the ABL Obligations under the ABL Facility and the ABL Intercreditor Agreement with respect to such Foreign Loan Parties.

(b) Controlling Secured Party Consent to DIP Facility. Pursuant to Section 2.05(b) of the First Lien Intercreditor Agreement, the Controlling Secured Party, in connection with the DIP Financing (as defined in the First Lien Intercreditor Agreement) to be incurred in connection with Holdings and its Domestic Subsidiaries commencing a proceeding and filing a petition seeking relief under certain Debtor Relief Laws of the United States, hereby consents to the Acceptable DIP Financing, the use of any cash collateral constituting Shared Collateral (as defined in the First Lien Intercreditor Agreement, but excluding any Foreign Notes Priority Collateral or other Collateral pledged by the Foreign Loan Parties) subject to the entry by the court of an order substantially in the form of Exhibit B attached hereto and the granting of any Lien on such Shared Collateral in connection therewith, which Liens may be senior to or pari passu with the Liens of the First-Lien Secured Parties (as defined in the First Lien Intercreditor Agreement) on such Shared Collateral.

SECTION 6. Conditions to Effectiveness of the Waivers in Section 4 and Consents in Section 5. The waivers in Section 4 and the consents in Section 5 shall, subject to the satisfaction of each of the following conditions, become effective immediately upon the commencement of the proceeding and filing of the petition seeking relief under certain Debtor Relief Laws of the United States by Holdings and its Domestic Subsidiaries:

(a) receipt by the Administrative Agent (or its counsel) from each party hereto either (i) a counterpart of this Waiver signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent and the Designated Lender (which may include telecopy or electronic transmission of a signed signature page of this Waiver) that such party has signed a counterpart of this Waiver;

(b) the representations and warranties contained in Section 7 hereof being true and correct in all material respects;

(c) immediately prior to the commencement of the proceeding and filing of the petition seeking relief under certain Debtor Relief Laws of the United States by Holdings and its Domestic Subsidiaries, (i) the aggregate outstanding Revolving Facility Exposure is no greater than $20,700,000.00, (ii) the aggregate outstanding Revolving Facility Exposure to the U.S. Borrower is no greater than $5,000,000.00 and (iii) the aggregate outstanding Revolving Facility Exposure to the German Borrower is no greater than $15,700,000.00;

(d) the Borrowers shall have paid the Designated Lender a consent fee in the amount of $750,000, which fee shall be paid by increasing the Obligations owed by the German Borrowers by the amount of such fee but without increasing the Commitments that were automatically reduced pursuant to Section 4(b), it being understood that (i) any amount by which such fee, when added to the other outstanding Obligations exceeds the reduced Commitments shall not result in an immediate obligation of the Borrowers to pay the Obligations in order to eliminate such excess and (ii) the payments thereafter on the outstanding Obligations of the German Borrower may not at any time be re-borrowed if the re-borrowing would result in the outstanding Obligations of the German Borrower then exceeding the reduced Commitment to the German Borrower;

(e) the Borrowers shall have paid all of the interest, fees and expenses then due and payable by any Loan Party to the Administrative Agent and the Lenders, including the documented fees and expenses of Bingham McCutchen LLP, counsel to the Designated Lender, any documented fees and expenses of counsel to the Administrative Agent, and the EUR 20,000 fee to be incurred by the Designated Lender in connection with the German collateral verification described in Section 10;

(f) the Designated Lender shall have received a fully executed version of Exhibit A providing debtor in possession and exit financing commitments;

(g) the Designated Lender shall have received satisfactory assurances that (1) the Canadian Borrower, the German Borrower and the other Foreign Subsidiaries of Holdings have not commenced a proceeding under Debtor Relief Laws upon the commencement of the proceeding and filing of the petition seeking relief under certain Debtor Relief Laws of the United States by Holdings and its Domestic Subsidiaries, and (2) the DIP Financing and related transactions in connection with the petition seeking relief under certain Debtor Relief Laws by Holdings and its Domestic Subsidiaries shall not result in the creation of any pari passu or senior Liens on the Foreign Notes Priority Collateral; and

(h) the Designated Lender shall have received satisfactory evidence that the German Borrower and the other German Loan Parties have approved the transactions contemplated by this Waiver, including the Commitment reductions described in Section 4(b).

The Designated Lender shall provide confirmation to the Borrowers and the Administrative Agent of the satisfaction of the conditions set forth in this Sections 6(e), (f), (g), and (h) on the day on which the last remaining condition is satisfied.

SECTION 7. Representations, Warranties. Each Loan Party party hereto represents and warrants to the Administrative Agent and the Lenders that:

(a) after giving effect to this Waiver, the representations and warranties contained in the Existing Credit Agreement are true and correct in all material respects as though made on and as the First Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties (i) are true and correct in all material respects as of such earlier date or (ii) relate to the financial condition of Holdings and its Subsidiaries giving rise to the commencement of any proceeding or the filing of any petition by such Person under Debtor Relief Laws of the United States).

(b) before and after giving effect to this Waiver, with the sole exception of Defaults and Events of Default waived pursuant to Section 2 and Section 4 hereof, no Default or Event of Default has occurred and is continuing or will occur and be continuing; and

(c) this Waiver has been duly authorized, executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against them in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

SECTION 8. Covenants. Each Loan Party party hereto agrees that such Loan Party will (or will cause) all interest, fees and expenses due and payable by any Loan Party to any of the Administrative Agent or the Lenders in connection with the Existing Credit Agreement to be paid from time to time, including as provided in the debtor in possession financing and cash collateral order described in Section 5 above and including the reasonable documented fees and out-of-pocket expenses of Bingham McCutchen LLP, counsel to the Designated Lender, and the reasonable documented fees and out-of-pocket expenses of counsel to the Administrative Agent.

SECTION 9. Reaffirmation of Obligations; Release of Claims.

(a) The Borrowers each hereby reaffirm the Obligations and such Obligations shall remain in full force and effect on a continuous basis after giving effect to this Waiver. The Borrowers each hereby confirm that the Loan Documents to which such Person is a party or is otherwise bound, and all Collateral encumbered thereby, will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including, without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations now or hereafter existing. In respect of the German Borrower this confirmation is subject to the limitations set out in Section 2.07(b) of the Guarantee Agreement which shall apply mutatis mutandis. The Borrowers each hereby acknowledge and agree that nothing in this Waiver shall constitute a novation or termination of the Obligations, or otherwise release any Person liable for the Obligations or any Collateral securing the Obligations.

(b) Each Loan Party unconditionally, freely, voluntarily and after consultation with counsel releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, liabilities, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, at law or in equity, which such Loan Party may have against the Administrative Agent, the Applicable First-Lien Agent, the Controlling Secured Party or the Lenders or any of their respective directors, officers, employees, agents, advisors or other representatives on account of any act, condition, event, liability, obligation, demand, covenant, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Effective Date in connection with this Waiver, any Loan Document, any Loan, or any other obligations of such Loan Party under this Waiver or any Loan Document or the transactions contemplated by this Waiver or any Loan Document. Each Loan Party hereby expressly waives and releases any right or claim it may have to offset its obligations under any Loan Document or with respect to any Loan (or interest payable thereon), including the repayment in full of the outstanding principal amount (or interest payable thereon, including default interest) of each Loan, resulting from or arising out of any claim released hereunder. Nothing in this paragraph shall be deemed to be an acknowledgment by the Administrative Agent, the Applicable First-Lien Agent, the Controlling Secured Party or any Lender of the existence or validity of any present or future claim of any Loan Party against the Administrative Agent, the Applicable First-Lien Agent, the Controlling Secured Party or such Lender with respect to the Loan Documents, this Waiver, the Loans (or interest payable thereon) or any of the requests granted by the Lenders under this Waiver.

SECTION 10. Further Assurances. (a) At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Loan Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Waiver. Without limiting the generality of the foregoing, the German Borrower and the other German Loan Parties (i) shall cooperate with the Designated Lender’s review and verification of the Collateral located in Germany (which review and verification by the Designated Lender to the extent legally allowable and possible shall be completed or deemed waived by April 25, 2014), (ii) shall correct any deficiencies in the Collateral identified in such review within 30 days after notice from the Designated Lender, and (iii) shall pay the out-of-pocket costs incurred by the Designated Lender in connection with such review and verification, in an amount not to exceed EUR 20,000 for the review plus an additional EUR 20,000 in connection with the correction of any deficiencies. The failure of the German Borrower or the other German Loan Parties to comply with their agreements in the preceding sentence shall constitute an Event of Default under the Existing Credit Agreement.

(b) Within thirty (30) days of the date of this Waiver, the US Borrower shall deliver to the Administrative Agent and the Designated Lender a backstop commitment providing for the financial commitment of one or more credit worthy parties to provide a backstop of an equity rights offering in conjunction with the US Borrower’s chapter 11 case. The backstop commitment shall be deemed acceptable to the Designated Lender in the event it provides for an equity investment in the US Loan Parties of not less than $550,000,000.00, a fee of not more than 5% of the equity commitment payable in cash or kind, and otherwise contains terms and conditions ordinary and typical for backstop commitments offered to companies reorganizing under chapter 11. Failure of the US Borrower to satisfy the condition in the preceding sentence shall constitute an Event of Default under the Existing Credit Agreement.

SECTION 11. Loan Documents. This Waiver shall constitute a “Loan Document” and all obligations included in this Waiver as to the Existing Credit Agreement (including, without limitation, all obligations for the payment of fees and other amounts and expenses) shall constitute “Obligations” under the Existing Credit Agreement.

SECTION 12. Full Force and Effect. Except as expressly set forth herein, this Waiver does not constitute a waiver or a modification of any provision of any of the Existing Credit Agreement or a waiver of any Event of Default under the Existing Credit Agreement other than as specified herein. This Waiver shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Existing Credit Agreements or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Existing Credit Agreement or any of the instruments or agreements referred to therein. The Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed.

SECTION 13. References. Whenever the term “Credit Agreement” is referred to in the any of the Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Existing Credit Agreement as modified by this Waiver. As used in the Existing Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Existing Credit Agreement as modified by this Waiver.

SECTION 14. APPLICABLE LAW. THIS WAIVER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 15. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 16. Headings. The headings of this Waiver are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Waiver.

SECTION 17. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Existing Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereby have caused this Waiver to be duly executed as of the date first written above.

MOMENTIVE PERFORMANCE
MATERIALS HOLDINGS INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP Finance and Treasurer

MOMENTIVE PERFORMANCE
MATERIALS INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP Finance and Treasurer

MOMENTIVE PERFORMANCE
MATERIALS USA INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP Finance and Treasurer

MOMENTIVE PERFORMANCE
MATERIALS GMBH (formerly known as
BLITZ 06-103 GMBH)

By:	/s/ Robert Gnann
Name:	Dr. Robert Gnann
Title:	SVP & Managing Director

Signature Page to Waiver

MOMENTIVE PERFORMANCE
MATERIALS NOVA SCOTIA ULC

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Director & CEO

Signature Page to Waiver

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Charles O. Freedgood
Name:	Charles O. Freedgood
Title:	Managing Director

Signature Page to Waiver

GENERAL ELECTRIC CAPITAL
CORPORATION, as Designated Lender and a Lender

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

Signature Page to Waiver

Momentive Acknowledgement

The undersigned acknowledge this Waiver and confirm that its obligations under the Guarantee Agreement and the other Loan Documents to which it is a party remain in full force and effect after giving effect to this Waiver.

MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ Anthony B. Greene
Name:	Anthony B. Greene
Title:	President & Chief Executive Officer

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By:	/s/ Anthony B. Greene
Name:	Anthony B. Greene
Title:	President & Chief Executive Officer

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP – Finance & Treasurer

MPM SILICONES, LLC

By:	Momentive Performance Materials USA Inc., its sole member

By:	/s/ Anthony B. Greene
Name:	Anthony B. Greene
Title:	President & Chief Executive Officer

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

By:	/s/ Anthony B. Greene
Name:	Anthony B. Greene
Title:	President & Chief Executive Officer

Signature Page to Waiver

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

By:	/s/ Anthony B. Greene
Name:	Anthony B. Greene
Title:	President & Chief Executive Officer

JUNIPER BOND HOLDINGS I LLC

By:	Momentive Performance Materials Inc.,
its sole member

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP – Finance & Treasurer

JUNIPER BOND HOLDINGS II LLC

By:	Momentive Performance Materials Inc.,
its sole member

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP – Finance & Treasurer

JUNIPER BOND HOLDINGS III LLC

By:	Momentive Performance Materials Inc.,
its sole member

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP – Finance & Treasurer

Signature Page to Waiver

JUNIPER BOND HOLDINGS IV LLC

By:	Momentive Performance Materials Inc.,
its sole member

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Sr. VP – Finance & Treasurer

MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	General Manager

MOMENTIVE PERFORMANCE MATERIALS SILICONES B.V.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	General Manager

MOMENTIVE PERFORMANCE MATERIALS LTD.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Director

Signature Page to Waiver